Exhibit 99.1

KULR SETS MAY 2023 CONFERENCE SCHEDULE

SAN DIEGO / GLOBENEWSWIRE / April 28, 2023 / KULR Technology Group, Inc. (NYSE American: KULR) (the "Company" or "KULR"), a leading energy management platform company accelerating the global transition to a sustainable electrification economy, is scheduled to participate at the following conferences in the month of May 2023:

19th Annual Taglich Brothers Investment Conference

Date: Monday, May 1st, 2023

Location: The Union League Club, 38 East 37th Street, New York, NY 10016

Event Detail: The Taglich Brothers 19th Annual Investment Conference will feature presentations from the management teams of both public and private companies covering technology, media, software, hardware, and consumer staple companies. KULR’s CFO Shawn Canter will present on Monday, May 1st, from 3:45 PM – 4:15 PM (ET).

Space Tech Expo 2023

Date: Tuesday, May 2nd through Thursday, May 4th, 2023

Location: Long Beach Convention Centre, Long Beach, CA - Booth Number 2021

Event Detail: Space Tech Expo USA is America's premier space technology trade show, aimed at the entire satellite and spacecraft industry.

Electric Aircraft 2023 Exhibition & Conference

Date: Wednesday, May 10th through Thursday, May 11th, 2023

Location: Marriott Redondo Beach, 3635 Fashion Way, Torrance CA – Booth 1

Event Detail: KULR is a Gold Sponsor of the Electric Aircraft 2023 Exhibition and Conference, where top-level aviation industry leaders meet with experts in electric and hybrid-electric aviation, as well as advanced air mobility, to explore the latest in aircraft electrification technologies and the challenges and breakthroughs shaping the aviation industry's future.

About KULR Technology Group Inc.

KULR Technology Group Inc. (NYSE American: KULR) is a leading energy management platform company offering proven solutions that play a critical role in accelerating the electrification of the circular economy. Leveraging a foundation in developing, manufacturing, and licensing next-generation carbon fiber thermal management technologies for batteries and electronic systems, KULR has evolved its holistic suite of products and services to enable its customers across disciplines to operate with efficiency and sustainability in mind. For more information, please visit www.kulrtechnology.com.

Safe Harbor Statement

This press release does not constitute an offer to sell or a solicitation of offers to buy any securities of any entity. This release contains certain forward-looking statements based on our current expectations, forecasts and assumptions that involve risks and uncertainties. Forward-looking statements in this release are based on information available to us as of the date hereof. Our actual results may differ materially from those stated or implied in such forward-looking statements, due to risks and uncertainties associated with our business, which include the risk factors disclosed in our Form 10-K filed with the Securities and Exchange Commission on March 28, 2023. Forward-looking statements include statements regarding our expectations, beliefs, intentions, or strategies regarding the future and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” and “would” or similar words. All forecasts are provided by management in this release are based on information available at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management’s best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products and services. We assume no obligation to update the information included in this press release, whether as a result of new information, future events or otherwise.

Investor Relations:

Mark Komonoski

Partner

Integrous Communications

Phone: 1-877-255-8483

Email: kulr@integcom.us

Media Relations:

Further PR

Email: press@furtherpr.com